ASG Global Alternatives Fund

Supplement dated August 24, 2012 to the Natixis Alternative Funds Statement of Additional Information (the “SAI”) dated May 1, 2012, as may be revised or supplemented from time to time. This supplement replaces the supplement dated June 29, 2012 to the SAI regarding ASG Global Alternatives Fund (the “Fund”).

Effective July 1, 2012, AlphaSimplex Group, LLC (“AlphaSimplex”) added a breakpoint in the Fund’s advisory fee, such that the Fund will pay an advisory fee at an annual rate of 1.15% for the first two billion of the Fund’s average daily net assets (including the net asset value of the Fund’s wholly-owned subsidiary) and 1.10% thereafter, calculated daily and payable monthly, less the advisory fee paid by the Fund’s wholly-owned subsidiary.